IDENTIVE GROUP ANNOUNCES THIRD QUARTER 2012 RESULTS

SANTA ANA, Calif. and ISMANING, Germany, November 1, 2012 – Identive Group, Inc. (NASDAQ: INVE; Frankfurt: INV), a provider of products, services and solutions for the identification, security and RFID industries, today announced results for the fiscal third quarter (Q3), ended September 30, 2012.

Q3 2012 Highlights:

·	Continued operating expense reduction and further lowering of breakeven point

·	Record smart card reader sales for US Government programs

·	Recovery in demand for transponder products, creating a stronger Q4 forecast

·	Continued progress in emerging growth opportunities for near field communication (NFC), payment and cloud-based solutions

·	Strong cash performance during quarter

“Our core business continued to be affected by global economic and budget uncertainties, particularly in Europe. While some sales of access systems for US Government customers slipped into October, new cyber security programs at federal agencies drove a strong increase in smart card reader sales and previously delayed transponder orders also began to recover towards the end of the quarter,” said Ayman S. Ashour, CEO and chairman of Identive. “Our continued focus on cost reduction drove a further 9% sequential decline in our base operating expenses and adjusted EBITDA also improved significantly, bringing us close to breakeven on relatively weak revenues. Our cash performance in Q3 was better than anticipated and in October we also secured additional non-dilutive debt financing, strengthening our ability to manage our growth needs.”

Q3 Results

As reported in accordance with U.S. generally accepted accounting principles (GAAP), Q3 2012 revenues were $22.9 million, down 4% from $23.9 million in Q2 2012 and down 14% from $26.8 million in Q3 2011. By segment, Identity Management Services and Solutions (Identity Management) revenues were $13.8 million and ID Products revenues were $9.1 million in Q3 2012.

GAAP gross profit margin was 42% in Q3 2012, compared with 40% in Q2 2012 and 44% in

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Q3 2011. Total research and development, sales and marketing, and general and administrative expenses (referred to in this release as base operating expenses) were $12.1 million in Q3 2012, down 9% from $13.3 million in Q2 2012 and down 17% from $14.5 million in Q3 2011 as a result of the restructuring plan we initiated in June of this year and from ongoing initiatives to improve the efficiency of our business.

On a GAAP basis, Identive recorded net loss of $(7.9) million, or $(0.13) per share in Q3 2012, compared with net loss of $(41.9) million, or $(0.70) per share in Q2 2012 and net loss of $(3.7) million, or $(0.06) per share in Q3 2011. Reflected in our results for Q3 2012 are non-cash impairment charges of $5.8 million, which accounted for $(0.10) of the $(0.13) GAAP net loss per share recorded in the quarter. In Q2 2012, non-cash impairment charges and other associated non-cash adjustments accounted for $(0.66) of the reported net loss.

As previously announced, during Q2 2012 a sharp decline in our market capitalization triggered a required impairment analysis of our goodwill, intangible and long-lived assets, and at the time of our second quarter earnings announcement we had concluded that some assets were impaired and recognized preliminary non-cash charges for this impairment in our Q2 2012 financial statements. During Q3 2012 we completed our impairment analysis and recorded further charges, as described above. These charges do not impact our day-to-day operations or liquidity and will not result in any future cash expenditures. They do, however, reduce the amount of non-cash amortization charges we must record each quarter, which has a beneficial effect on our future net earnings.

Non-GAAP gross profit margin was 46% in Q3 2012, compared with 45% in Q2 2012. We recorded non-GAAP net loss of $(1.6) million, or $(0.03) per share in Q3 2012, compared with a non-GAAP net loss of $(1.1) million, or $(0.02) per share in Q2 2012. Adjusted EBITDA was $(0.3) million in Q3 2012, compared with $(1.2) million in Q2 2012.

Non-GAAP gross profit margin, adjusted EBITDA and non-GAAP net loss and net loss per share all exclude various items that are detailed in the financial table and accompanying footnotes reconciling GAAP to non-GAAP results contained in this release. An explanation of these measures is also included below under the heading "Non-GAAP Financial Measures."

Cash, cash equivalents and restricted cash were $8.3 million at September 30, 2012 and included $2.1 million of cash generated from operations in the quarter, compared with $6.3 million of cash, cash equivalents and restricted cash at June 30, 2012.

David Wear, CFO of Identive commented, “As we projected, we were able to continue to reduce our costs and manage our cash effectively during the quarter. Expense reductions to date have helped to lower our EBITDA breakeven point significantly to between $23 million and $24 million in revenue per quarter. Our ongoing focus on cost efficiency and continued improvement in our revenue outlook should allow us to take advantage of this lower breakeven point to deliver EBITDA positive results on a consistent basis.”

Q3 2012 Business Highlights

Ongoing investment in product development resulted in the announcement of several important new products in the quarter, including:

·	The launch of Hirsch Velocity 3.5, our next generation access control software platform that now enables access to real-time system information across a wide range of corporate and mobile devices and environments, enabling enterprise customers greater levels of security and control.

·	The TouchSecure® Desktop Reader, an innovative identity authentication solution that allows enterprise customers to implement secure access to their physical facilities, corporate networks, shared printers and copiers using a single identity credential -- their employees’ existing building access cards.

·	A new family of multi-protocol LEGIC® card readers that address the growing trend in corporate, campus and other environments towards the use of a single smart ID card to perform many functions.

Identive gained visibility at the London Olympics this summer as more than 100,000 visitors used the Company’s payment and identity management products and solutions:

·	Our Polyright identity management solution provided secure entry to the Olympic Club for members of the International Olympic Committee (IOC), VIP visitors and staff.

·	In cooperation with the leading Dutch bank Rabobank, Identive enabled cashless payment at one of the Olympics’ largest hospitality venues. Using innovative convertible payment cards based on the Company’s patent pending tomPAY™ tag technology, visitors were able to tap and pay for refreshments using either the card or a removable NFC payment sticker that enables payment using a mobile phone.

In addition, Identive’s payment solution cashless payment system was selected for use at various music festivals in Europe and for the Rat Verlegh Stadium in Breda, The

Netherlands.

Mr. Ashour concluded, “Looking forward, a higher than usual backlog of orders for access control systems and readers for US Government agencies and the commencement of both delayed and new NFC and other transponder projects are creating an improved sales outlook for Q4. Successful development efforts also continue to reinforce our early leadership position in emerging growth opportunities. We have now expanded our www.IdentiveNFC.com online NFC marketplace to sell to a wider and growing customer base. We also are encouraged by the strong reception we are receiving from beta trials for our NFC marketing platform and are preparing for the platform’s public launch in Q4. The progress we are making to position Identive as the signature company in Secure ID is further supported by the improvements we have made to our financial base.”

Outlook for Q4 2012

Based on its current expectations, for the fourth quarter of 2012, management expects revenues of $26.0 million to $28.0 million and non-GAAP, adjusted EBITDA of $1.5 million to $2.0 million.

Conference Call and Webcast Information

Identive Group will host a conference call and webcast today at 10:00 AM Eastern Time, which can be accessed by dialing 888.771.4371 (toll free within the U.S.) or +1 847.585.4405 (for international callers) and using pass code 33654779. A webcast of the call that includes presentation slides can be accessed by visiting the investor relations section of the Company’s website at www.identive-group.com, and by clicking on “Presentations, Reports & Webcasts,” where it also will be archived for those unable to listen to the live webcast. An audio replay of the call also will be available for one week and can be accessed by dialing 888.843.7419 (toll free within the U.S.) or +1 630.652.3042 (for international callers) and using pass code.

About Identive Group

Identive Group, Inc. (NASDAQ: INVE; Frankfurt: INV) is focused on building the world’s signature company in Secure ID. The company’s products, software, systems and services address the markets for identity management, physical and logical access control, cashless payment, NFC solutions and a host of RFID-enabled applications for customers in the government, enterprise, consumer, education and healthcare sectors. Identive’s mission is to build a lasting business of scale and technology based on a combination of strong technology-driven organic growth and disciplined acquisitive expansion. The company delivers up-to-date information on its activity as well as industry trends through its industry-leading social media initiatives and educational resource, AskIdentive.com. For additional information, please visit www.identive-group.com or follow on Twitter at @IdentiveGroup.

Non-GAAP Financial Measures

Identive has provided in this release financial information that has not been prepared in accordance with GAAP, including non-GAAP gross profit margin, adjusted EBITDA and non-GAAP net loss and net loss per share. Identive uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Identive’s ongoing operational performance. Identive believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. As noted, the non-GAAP financial results discussed above exclude various items which are detailed in the reconciliation table and accompanying footnotes contained within this release. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed in this release.

Note Regarding Forward Looking Information:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipates,” “believes,” “plans,” “will,” “intends,” “expects,” and similar references to the future. Examples of such statements include, without limitation, statements we make regarding our expectations regarding continued demand for our products, solutions and services, our expectations regarding market acceptance of our NFC, cashless payment and cloud-based solutions, our ability to realize savings from our cost savings and restructuring plans, our ability to capitalize and improve upon our technology portfolio, our expectations regarding future results, including Q4 and full year 2012 results, and our expectations for future growth and profitability. Readers should not unduly rely on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause our actual business and operating results to differ. Factors that could cause actual results to differ materially from those in the forward-looking statements include our ability to grow our company based on a strategy of providing products, components and services for the secure identification market; to successfully develop and commercialize new products and solutions that satisfy the evolving and increasingly complex requirements of customers; whether the markets in which we participate or target may grow, converge or standardize at anticipated rates or at all, including the markets that we are targeting; our ability to successfully integrate acquired businesses; our ability to successfully compete in the markets in which we participate or target; our ability to meet our sales forecasts; our ability to meet financial covenants of our loan agreement; our ability to meet growing demand for our products; and general global political and economic factors which are beyond our control but may unduly impact our markets and our business. For a discussion of further risks and uncertainties related to our business, please refer to our public company reports, including our Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

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All trade names are trademarks or registered trademarks of their respective holders.

Contacts:
Darby Dye	Lennart Streibel
+1 949 553-4251	+49 89 9595 5195
ddye@identive-group.com	lstreibel@identive-group.com

– FINANCIALS FOLLOW –

IDENTIVE GROUP, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

		Three Months Ended (A)			Nine Months Ended (A)

	September 30,	June 30,	September 30,	September 30,	September 30,
Net revenues	2012	2012	2011	2012	2011

Products	$18,663	$18,999	$23,175	$55,053	$63,950
Services	4,282	4,857	3,577	12,954	10,834

Total net revenues:	22,945	23,856	26,752	68,007	74,784

Cost of revenue
Products	10,761	11,430	13,078	32,516	38,179
Services	2,464	2,826	1,844	7,433	5,181

Total cost of revenues:	13,225	14,256	14,922	39,949	43,360

Gross profit	9,720	9,600	11,830	28,058	31,424
Operating expenses:
Research and development	2,019	2,384	2,286	6,894	4,823
Selling and marketing	5,440	6,530	6,198	18,978	17,432
General and administrative	4,603	4,410	5,984	14,537	16,958
Impairment of long-lived assets	870	23,915	-	24,785	-
Impairment of goodwill	4,979	21,450	-	26,429	-
Restructuring	-	278	-	278	-

Total operating expenses	17,911	58,967	14,468	91,901	39,213

Loss from operations	(8,191)	(49,367)	(2,638)	(63,843)	(7,789)
Re-measurement of contingent
consideration	-	6,086	(388)	5,657	(254)
Other (expense) income	23	(158)	25	(135)	255
Interest expense, net	(379)	(353)	(242)	(1,023)	(805)
Foreign currency (losses) gains, net	(29)	(299)	(622)	(108)	(398)

Loss before income taxes and non-	(8,576)	(44,091)	(3,865)	(59,452)	(8,991)
controlling interest
Benefit (provision) for income taxes	(15)	(253)	(54)	(89)	1,550

Consolidated net loss	(8,591)	(44,344)	(3,919)	(59,541)	(7,441)

Less: net loss attributable to non-
controlling interest	678	2,469	233	3,524	336
Net loss attributable to Identive Group,	$(7,913)	$(41,875)	$(3,686)	$(56,017)	$(7,105)

Inc.
Basic and diluted loss per share
attributable to Identive Group, Inc.	$(0.13)	$(0.70)	$(0.06)	$(0.94)	$(0.14)

Weighted average shares used to
compute basic and diluted loss per	60,033	59,686	57,579	59,441	52,478

share

(A)	Results for the three and nine months ended September 30, 2012 include the operating results of acquired companies since their respective dates of acquisition. Results of other periods presented in the table above may not fully include the operating results of these business units; as a result, the amounts in the table are not comparable .

IDENTIVE GROUP, INC.
Condensed Consolidated Balance Sheets
(In thousands)

	September 30,	December 31,
	2012	2011

ASSETS	(unaudited)	(B)
Current assets:
Cash and cash equivalents	$6,291	$17,239
Restricted cash	2,017	-
Accounts receivable, net of allowances	13,377	13,578
Inventories	10,814	9,263
Other current assets	4,397	2,426
Total current assets	36,896	42,506
Property and equipment, net	7,464	6,699
Goodwill	44,544	58,404
Intangible assets, net	12,309	36,001
Other assets	539	501
Total Assets	$101,752	$144,111
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,344	$11,941
Liability to related party	1,557	1,076
Liability for consumer cards	5,600	-
Financial liabilities	1,983	884
Deferred revenue	3,050	2,085
Accrued compensation and related benefits	3,613	3,527
Other accrued expenses and liabilities	7,995	6,249
Total current liabilities	39,142	25,762
Long-term earn-out liability	-	5,663
Long-term liability to related party	6,997	7,303
Long-term financial liabilities	3,899	1,189
Deferred tax liability	6,851	6,094
Other long-term liabilities	916	629
Total liabilities	57,805	46,640
Total equity	43,947	97,471
Total liabilities and stockholders’ equity	$101,752	$144,111

(B)	The condensed consolidated balance sheet has been derived from the audited consolidated financial statements at December 31, 2011 but does not include all the information and footnotes required by U.S. generally accepted accounting principles for complete financial statements.

IDENTIVE GROUP, INC.

Reconciliation of GAAP and Non-GAAP Financial Information (C)

(In thousands) (unaudited)

	Three Months Ended			Nine Months Ended

	September 30,	June 30,	September 30,	September 30,	September 30,
	2012	2012	2011	2012	2011

Reconciliation of GAAP gross profit margin
and non-GAAP gross profit margin
GAAP cost of revenue	$ 13,225	$ 14,256	$ 14,922	$ 39,949	$ 43,360
Reconciling items included in GAAP cost of
revenue:
Stock-based compensation	(18)	(10)	(17)	(36)	(28)
Transition and integration costs	(137)	(91)	232	(238)	(108)
Amortization and depreciation	(568)	(1,029)	(640)	(2,105)	(1,459)

Total reconciling items included in GAAP cost of
revenue	(723)	(1,130)	(425)	(2,379)	(1,595)

Non-GAAP cost of revenue	$ 12,502	$ 13,126	$ 14,497	$ 37,570	$ 41,765

Non-GAAP gross profit margin	46%	45%	46%	45%	44%

Reconciliation of GAAP and non-GAAP
operating expenses
GAAP operating expenses	$ 17,911	$ 58,967	$ 14,468	$ 91,901	$ 39,213
Impairment of goodwill	(4,979)	(21,450)	-	(26,429)	-
Impairment of long-lived assets	(870)	(23,915)	-	(24,785)	-
Stock-based compensation	(545)	191	(233)	(850)	(803)
Amortization and depreciation	(467)	(1,037)	(951)	(2,470)	(2,554)
Acquisition costs	10	(73)	(89)	(240)	(577)
Transition and integration costs	(362)	(519)	(633)	(1,460)	(1,341)
Restructuring	-	(278)	-	(278)	-

Total reconciling items included in GAAP operating
expenses	(7,213)	(47,081)	(1,906)	(56,512)	(5,275)

Non-GAAP operating expenses	$ 10,698	$ 11,886	$ 12,562	$ 35,389	$ 33,938

Reconciliation of GAAP net loss to adjusted
EBITDA loss
Net loss attributable to Identive Group, Inc.	$ (7,913)	$(41,875)	$ (3,686)	$ (56,017)	$ (7,105)
Reconciling items included in GAAP net loss:
Provision (benefit) for income taxes	15	253	54	89	(1,550)
Net loss attributable to noncontrolling interest	(678)	(2,469)	(233)	(3,524)	(336)
Interest expense (income), net	379	353	242	1,023	805
Foreign currency losses (gains), net	29	299	622	108	398
Other expense (income), net	(23)	158	(25)	135	(255)
Impairment of goodwill	4,979	21,450	-	26,429	-
Impairment of long-lived assets	870	23,915	-	24,785	-
Stock-based compensation	563	(181)	250	886	831
Re-measurement of contingent consideration	-	(6,086)	388	(5,657)	254
Amortization and depreciation	1,035	2,066	1,591	4,575	4,013
Acquisition costs	(10)	73	89	240	577
Transition and integration costs	499	610	401	1,698	1,449
Restructuring	-	278	-	278	-

Total reconciling items included in GAAP net loss	7,658	40,719	3,379	51,065	6,186

Adjusted EBITDA loss	$ (255)	$ (1,156)	$ (307)	$ (4,952)	$ (919)

(C) Non-GAAP figures in the table above differ from GAAP results as they exclude some or all of the following: stock-based compensation expense, transition and integration costs, amortization and depreciation, impairment charges, acquisition costs, restructuring, and re-measurement of contingent consideration. Adjusted EBITDA additionally excludes provision/benefit for income taxes, net loss attributable to noncontrolling interest, net interest expense/income, net foreign currency losses/gains, and other net expense/income. Prior year comparisons have been updated to remove overhead allocations which are no longer relevant.

-- Continued on next page --

IDENTIVE GROUP, INC.

Reconciliation of GAAP and Non-GAAP Financial Information

(In thousands) (unaudited)

-- Continued --

	Three Months Ended			Nine Months Ended

	September 30,	June 30,	September 30,	September 30, September 30,
	2012	2012	2011	2012	2011

Reconciliation of GAAP net loss to GAAP net
income (loss) before impairment, re-
measurement of continent consideration and
amortization
Net loss attributable to Identive Group, Inc.	$ (7,913)	$ (41,875)	$ (3,686)	$ (56,017)	$ (7,105)
Net loss per share	$ (0.13)	$ (0.70)	$ (0.06)	$ (0.94)	$ (0.14)
Reconciling items included in GAAP net loss:
Impairment of goodwill	4,979	21,450	-	26,429	-
Impairment of long-lived assets	870	23,915	-	24,785	-

Total impairment included in GAAP net loss	5,849	45,365	-	51,214	-
Net income (loss) attributable to Identive
Group, Inc., before impairment	$ (2,064)	$ 3,490	$ (3,686)	$ (4,803)	$ (7,105)

Net income (loss) per share before impairment	$(0.03)	$ 0.06	$ (0.06)	$ (0.08)	$ (0.14)

Additional reconciling item:
Re-measurement of contingent consideration	-	(6,086)	388	(5,657)	254
Net income (loss) attributable to Identive
Group, Inc., before impairment and re-
measurement of contingent consideration	$ (2,064)	$ (2,596)	$ (3,298)	$ (10,460)	$ (6,851)

Net income (loss) per share before impairment
and re-measurement of contingent
consideration	$ (0.03)	$ (0.04)	$ (0.06)	$ (0.18)	$ (0.13)

Additional reconciling item:
Amortization	424	1,485	1,196	2,844	2,932
Net income (loss) attributable to Identive
Group, Inc., before impairment, re-
measurement of contingent consideration and
amortization	$ (1,640)	$ (1,111)	$ (2,102)	$ (7,616)	$ (3,919)

Net income (loss) per share before impairment,
re-measurement of contingent consideration
and amortization	$ (0.03)	$ (0.02)	$ (0.04)	$ (0.13)	$ (0.07)

Weighted average shares used to compute basic
and diluted loss per share	60,033	59,686	57,579	59,441	52,478